UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2016

True Nature Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1355 Peachtree Street, Suite 1150 Atlanta, Georgia
(Address of principal executive offices)

(404) 254-6980

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

As previously reported, during the period ended September 30, 2016 the Company undertook to convert as much of its debt and obligation as possible into equity so that its balance sheet would be improved and ready for the future financial needs of the Company. It also agreed to cancel two (2) million shares of restricted common stock owned by the previous CFO, and cancelled warrants for the purchase of one (1) million shares of common stock owned by the former CEO. After giving effect to these cancellations, and as of the date of this filing, there are now 14,886,666 shares of common stock outstanding, no preferred stock outstanding, and the Company has no convertible debt.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)          On October 28, 2016, the Board of Directors (the “Board”) of True Nature Holding, Inc. (the “Company”) approved the engagement of Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm for the purposes of auditing the Company’s financial statements, effective as of January 19, 2016. This selection resulted in the dismissal by the Board of Hancock Askew & Co LLP ("Hancock"), which had served in that role for an interim period, from January 19, 2016 until October 28, 2016. The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by Hancock. This change was driven solely from a need to reduce the overhead and operating costs of the Company.

During the interim period from January 19, 2016 through the date of the filing of this Form 8-K, there were (i) no “disagreements” as that term is defined in item 304(a)(1)(iv) of Regulation S-K, between the Company and Hancock on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Hancock’s satisfaction, would have caused Hancock to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of item 304(a)(1)(v) of Regulation S-K during this interim period.

(b)          As noted above, on October 28, 2016, the Board approved the engagement of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the purposes of auditing the Company’s financial statements, effective as of October 28, 2016. During the two fiscal years ended December 31, 2014 and 2013 and from January 1, 2015 through January 19, 2016, neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with Salberg & Company, P.A. regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject matter of a “disagreement,” as described in Item 304(a)(1) of Regulation S-K, or a “reportable event.”

We have furnished Hancock with a copy of this report and have requested that Hancock provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. The letter from Hancock will be filed by amendment.

Item 7.01 Regulation FD Disclosure

On October 5, 2016, October 18, 2016, and on November 2, 2016, the Company updated its shareholders with press releases detailing the actions of the Company, its plans and other information. A copy of those releases are attached as exhibits to this report.

Item 8.01 Other Events

New Divisional Structure

The Company intends to create three (3) wholly owned subsidiaries to hold its operations.

The first, "TN Retail, LLC" will hold its retail storefront operations. These storefront locations will provide both conventional pharmacy products, as well as unique compounding based solutions. The store will focus on "healthy, holistic and natural solutions", along the lines of a "Whole Foods of Pharmacy" like marketing approach. This becomes the "feeder system" for sales to our planned compounding production facilities.

There will be a separate subsidiary for its compounding pharmacy, back office production and central fill operations called "TN Compounding, LLC". This will initially be focused on the acquisition of 503a license operations, though management has envisioned a network of these facilities located regionally. It may consider a 503b licensed operation to accommodate the ability to provide both sterile and non-sterile products, including products for stocking inventory at medical offices and hospitals.

Lastly, it expects to acquire unique related technologies, including a growing library of specialized formulations. Many of these formulations will be unique to its operations, and some it expects to either license to others for mass market distribution, or it may produce for stocking inventory at a 503b qualified facility. The entity "TN Technologies, LLC" will hold those intellectual property assets, as well as other novel new approaches it may engage in, directly, or under a license granted from the holders.

New Senior Executives Under Consideration

The Company is currently interviewing for a new CFO and CEO and expects to make appointments shortly for those positions. All candidate under consideration have strong public company experience and are familiar with the pharmacy, and compounding pharmacy, industry.

New Defined Mission Statement and Vision

The management is currently evaluating a number of acquisition that will meet its stated mission:

OUR MISSION, guided by competent and ethical business practices, is to unlock the potential of the compounding pharmacy industry to improve human and animal health, serve unmet patient needs, elevate the dignity of skilled pharmacists, and build shareholder value through the delivery of quality, cost effective, and innovative healthcare products and pharmaceuticals to the world.

OUR VISION, is to become globally recognized for our best practices focused on driving quality, efficiency, and sustainability in the compounding pharmaceutical industry, natural solutions for healthy living, and novel approaches for delivery of these solutions.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Hancock Askew & Co LLP**
99.1	Press Release issued on October 5, 2016*
99.2	Press Release issued on October 18, 2016*
99.3	Press Release issued on November 2, 2016*

———————

*

Filed herewith.

**

To be filed by amendment.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

True Nature Holding, Inc.

Date: November 2, 2016	By:	/s/ Amy Lance
Amy Lance, Interim CEO

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